Securities Act File No. 02-57547

                          LEXINGTON MONEY MARKET TRUST

                       Supplement dated September 1, 2000
                      to the Prospectus dated July 31, 2000

         (This Supplement supersedes the Supplement dated July 31, 2000)

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to the Lexington Money Market Trust, and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the Lexington Money Market Trust. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Lexington Money Market Trust as a result of the acquisition.

Under the provisions of the advisory contract between the Lexington Money Market Trust and Pilgrim Investments, the agreement might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Trustees and shareholders of the Lexington Money Market Trust approved a new advisory contract between the Lexington Money Market Trust and Pilgrim Investments, which took effect immediately after the acquisition.

Please be advised of the new address of the Lexington Money Market Trust, effective immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE